UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

FORM N-Q

JULY 31, 2012

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 39.8%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,605,000	BRL	$804,344

Hungary - 3.8%
Hungary Government Bond	5.500%	2/12/16	568,000,000	HUF	2,345,850
Hungary Government Bond	7.500%	11/12/20	115,000,000	HUF	502,680

Total Hungary					2,848,530

Malaysia - 4.1%
Government of Malaysia, Senior Bonds	3.702%	2/25/13	1,845,000	MYR	591,844
Government of Malaysia, Senior Bonds	5.094%	4/30/14	2,675,000	MYR	884,656
Government of Malaysia, Senior Bonds	3.741%	2/27/15	4,970,000	MYR	1,615,059

Total Malaysia					3,091,559

Mexico - 10.4%
Mexican Bonos, Bonds	7.000%	6/19/14	8,470,000	MXN	663,796
Mexican Bonos, Bonds	8.500%	5/31/29	58,930,000	MXN	5,627,080
Mexican Bonos, Bonds	8.500%	11/18/38	16,500,000	MXN	1,566,169

Total Mexico					7,857,045

New Zealand - 2.8%
Government of New Zealand	6.000%	5/15/21	2,190,000	NZD	2,125,802

Poland - 5.9%
Republic of Poland, Bonds	5.250%	10/25/20	10,175,000	PLN	3,148,574
Republic of Poland, Bonds	5.750%	9/23/22	4,100,000	PLN	1,308,230

Total Poland					4,456,804

South Africa - 3.9%
Republic of South Africa, Bonds	6.750%	3/31/21	14,025,000	ZAR	1,702,209
Republic of South Africa, Bonds	6.500%	2/28/41	12,665,000	ZAR	1,271,160

Total South Africa					2,973,369

South Korea - 4.4%
Korea Treasury Bond, Senior Bonds	3.000%	12/10/13	1,057,100,000	KRW	937,000
Korea Treasury Bond, Senior Bonds	5.750%	9/10/18	2,375,000,000	KRW	2,414,483

Total South Korea					3,351,483

United Kingdom - 3.4%
United Kingdom Gilt, Bonds	4.500%	3/7/13	1,570,000	GBP	2,525,549

TOTAL SOVEREIGN BONDS (Cost - $29,275,535)					30,034,485

ASSET-BACKED SECURITIES - 2.3%
Park Place Securities Inc., 2005-WCW2 M1 (Cost - $1,741,710)	0.746%	7/25/35	2,200,000		1,735,404	(a)

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%
Countrywide Alternative Loan Trust, 2005-23CB A15	5.500%	7/25/35	676,497		612,379
Countrywide Home Loan Mortgage Pass Through Trust, 2007-13 A4 PAC	6.000%	8/25/37	102,513		100,086
Countrywide Home Loans, 2005-30 A5	5.500%	1/25/36	768,653		758,695
GSR Mortgage Loan Trust, 2005-1F 2A3	6.000%	2/25/35	905,699		882,285
JPMorgan Mortgage Trust, 2005-A8 2A1	2.565%	11/25/35	140,425		139,872	(a)
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	180,000		161,304
Thornburg Mortgage Securities Trust, 2004-4 5A	4.815%	12/25/44	1,129,240		1,079,503	(a)
WaMu Mortgage Pass Through Certificates, 2004-AR9 A1	2.439%	8/25/34	384,153		378,095	(a)
WaMu Mortgage Pass-Through Certificates, 2006-AR8 3A1	5.345%	8/25/36	558,101		525,519	(a)

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 2A1	2.610%	2/25/35	402,613	$371,671	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR19 A1	5.413%	12/25/36	273,177	260,903	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $5,178,881)				5,270,312

CORPORATE BONDS & NOTES - 37.1%
CONSUMER DISCRETIONARY - 2.4%
Auto Components - 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	8.000%	1/15/18	110,000	116,875

Automobiles - 1.9%
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,130,000	1,130,000
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	315,000	317,515

Total Automobiles				1,447,515

Media - 0.3%
Charter Communications Inc., Senior Notes	6.500%	4/30/21	45,000	48,713
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	155,000	161,200	(b)

Total Media				209,913

TOTAL CONSUMER DISCRETIONARY				1,774,303

ENERGY - 1.5%
Energy Equipment & Services - 0.7%
Transocean Inc., Senior Notes	7.350%	12/15/41	385,000	514,656

Oil, Gas & Consumable Fuels - 0.8%
Chesapeake Energy Corp., Senior Notes	7.625%	7/15/13	510,000	527,850
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	110,000	108,900	(b)

Total Oil, Gas & Consumable Fuels				636,750

TOTAL ENERGY				1,151,406

FINANCIALS - 27.1%
Capital Markets - 5.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., Senior Notes	7.000%	5/20/22	115,000	122,187
Goldman Sachs Group Inc., Senior Notes	0.853%	7/22/15	1,525,000	1,427,443	(a)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	495,000	521,060
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	380,000	465,481
Morgan Stanley, Senior Notes	1.446%	4/29/13	199,000	197,868	(a)
Morgan Stanley, Senior Notes	2.967%	5/14/13	500,000	502,883	(a)
Morgan Stanley, Senior Notes	4.750%	3/22/17	425,000	431,209
Morgan Stanley, Senior Notes, Medium-Term Notes	6.250%	8/28/17	350,000	369,411

Total Capital Markets				4,037,542

Commercial Banks - 10.6%
Bank Nederlandse Gemeenten NV, Senior Notes	1.875%	3/1/13	130,000	131,051
CIT Group Inc., Secured Notes	4.750%	2/15/15	30,000	31,203	(b)
Erste Abwicklungsanstalt, Senior Notes	0.811%	10/1/12	1,200,000	1,199,747	(a)
Fifth Third Bancorp, Bonds	0.888%	12/20/16	615,000	568,050	(a)
FIH Erhvervsbank A/S, Senior Notes	2.450%	8/17/12	535,000	535,460	(b)
ING Bank NV, Senior Notes	1.868%	6/9/14	920,000	915,856	(a)(b)
KFW, Bonds	1.875%	1/14/13	530,000	533,784
Landwirtschaftliche Rentenbank, Senior Notes	0.487%	2/12/13	615,000	615,042	(a)(b)
Landwirtschaftliche Rentenbank, Senior Notes	3.250%	3/15/13	735,000	748,451
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	705,000	708,921
Nederlandse Waterschapsbank NV, Senior Notes	2.000%	10/20/12	1,125,000	1,128,127
Royal Bank of Scotland PLC, Senior Notes	3.400%	8/23/13	890,000	904,761

Total Commercial Banks				8,020,453

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 9.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	905,000		$1,021,692
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,230,000		1,328,632
European Investment Bank, Senior Bonds	1.625%	3/15/13	615,000		619,740
European Investment Bank, Senior Bonds	1.250%	9/17/13	1,275,000		1,287,750
European Investment Bank, Senior Notes	2.875%	3/15/13	1,005,000		1,020,326
General Electric Capital Corp., Senior Notes	1.097%	6/2/14	465,000		464,872	(a)
JPMorgan Chase & Co., Senior Notes	1.252%	1/24/14	380,000		381,644	(a)
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	345,000		382,299
Network Rail Infrastructure Finance PLC, Senior Secured Notes	1.750%	3/18/13	660,000		665,974

Total Diversified Financial Services					7,172,929

Insurance - 1.4%
Hartford Financial Services Group Inc., Senior Notes	6.625%	4/15/42	985,000		1,088,832

Real Estate Investment Trusts (REITs) - 0.2%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	150,000		165,375

TOTAL FINANCIALS					20,485,131

HEALTH CARE - 1.3%
Biotechnology - 1.0%
Amgen Inc., Senior Notes	5.150%	11/15/41	720,000		796,949

Health Care Providers & Services - 0.2%
HCA Inc., Senior Notes	7.500%	2/15/22	105,000		117,862

Pharmaceuticals - 0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	90,000		97,313

TOTAL HEALTH CARE					1,012,124

INDUSTRIALS - 1.8%
Airlines - 0.5%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	245,000	GBP	395,647

Machinery - 0.3%
Case New Holland Inc., Senior Notes	7.750%	9/1/13	220,000		233,750

Trading Companies & Distributors - 1.0%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	700,000		721,875

TOTAL INDUSTRIALS					1,351,272

INFORMATION TECHNOLOGY - 0.6%
Computers & Peripherals - 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	420,000		441,436

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
Digicel Ltd., Senior Notes	7.000%	2/15/20	1,350,000		1,316,250	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	110,000		117,425

Total Diversified Telecommunication Services					1,433,675

Wireless Telecommunication Services - 0.3%
Oi S.A., Senior Notes	5.750%	2/10/22	230,000		236,325	(b)

TOTAL TELECOMMUNICATION SERVICES					1,670,000

UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
AES Corp., Senior Notes	7.375%	7/1/21	105,000		120,094	(b)

TOTAL CORPORATE BONDS & NOTES (Cost - $27,359,463)					28,005,766

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	FACE AMOUNT†	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $63,555,589)			$65,045,967

SHORT-TERM INVESTMENTS - 13.3%
State Street Institutional Liquid Reserves Fund (Cost - $10,060,228)	0.192%	10,060,228	10,060,228

TOTAL INVESTMENTS - 99.5% (Cost - $73,615,817#)			75,106,195
Other Assets in Excess of Liabilities - 0.5%			355,212

TOTAL NET ASSETS - 100.0%			$75,461,407

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
GBP	— British Pound
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$30,034,485	—	$30,034,485
Asset-backed securities	—	1,735,404	—	1,735,404
Collateralized mortgage obligations	—	5,270,312	—	5,270,312
Corporate bonds & notes	—	28,005,766	—	28,005,766

Total long-term investments	—	$65,045,967	—	$65,045,967

Short-term investments†	—	10,060,228	—	10,060,228

Total investments	—	$75,106,195	—	$75,106,195

Other financial instruments:
Futures contracts	$10,820	—	—	$10,820
Forward foreign currency contracts	—	$1,410,023	—	1,410,023

Total other financial instruments	$10,820	$1,410,023	—	$1,420,843

Total	$10,820	$76,516,218	—	$76,527,038

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$1,062,278	—	$1,062,278

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure to bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,062,278. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,998,147
Gross unrealized depreciation	(507,769)

Net unrealized appreciation	$1,490,378

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
German Euro Bund	75	9/12	$13,351,737	$13,340,917	$10,820

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Brazilian Real	Barclays Bank PLC	1,390,000	$678,051	8/2/12	$11,372
Brazilian Real	UBS AG	1,844,000	894,029	9/4/12	(5,856)
Brazilian Real	UBS AG	1,844,000	894,029	9/4/12	(23,567)
British Pound	HSBC Bank USA, N.A.	1,999,000	3,134,055	9/13/12	1,622
British Pound	HSBC Bank USA, N.A.	185,000	290,045	9/13/12	(299)
Chilean Peso	HSBC Bank USA, N.A	654,480,000	1,340,307	10/18/12	24,346
Chilean Peso	HSBC Bank USA, N.A.	435,420,000	888,483	11/16/12	39,048
Chilean Peso	HSBC Bank USA, N.A.	125,000,000	255,065	11/16/12	(428)
Euro	Citibank N.A.	3,425,000	4,214,273	8/3/12	(95,832)
Euro	Citibank N.A.	9,667,000	11,894,709	8/3/12	18,800
Turkish Lira	HSBC Bank USA, N.A.	1,213,000	674,721	8/9/12	23,008
Turkish Lira	Barclays Bank PLC	3,941,000	2,191,750	8/10/12	24,996
Turkish Lira	HSBC Bank USA, N.A.	265,000	147,377	8/10/12	530

					17,740

Contracts to Sell:
Australian Dollar	HSBC Bank USA, N.A.	210,000	219,262	10/10/12	(430)
Australian Dollar	Morgan Stanley & Co. Inc.	5,649,000	5,898,151	10/10/12	(170,743)
Brazilian Real	Barclays Bank PLC	1,390,000	678,051	8/2/12	45,927
Euro	Citibank N.A.	13,092,000	16,108,982	8/3/12	1,220,374
Euro	Citibank N.A.	9,667,000	11,909,112	11/5/12	(19,379)
Japanese Yen	Citibank N.A.	1,450,000,000	18,561,625	8/8/12	(466,256)
New Zealand Dollar	Citibank N.A.	4,851,000	3,915,528	9/18/12	(228,768)
Swiss Franc	Citibank N.A.	9,215,000	9,458,966	10/18/12	(50,720)

					330,005

Net unrealized gain on open forward foreign currency contracts					$347,745

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$10,820	—	—	—	$10,820
Foreign Exchange Risk	—	—	$1,410,023	$(1,062,278)	347,745

Total	$10,820	—	$1,410,023	$(1,062,278)	$358,565

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$11,899,330
Forward foreign currency contracts (to sell)	47,587,304
Futures contracts (to sell)	11,424,025

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	September 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 26, 2012